UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT	November 8, 2012

(DATE OF EARLIEST EVENT REPORTED)	November 5, 2012

BOARDWALK PIPELINE PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2800

Houston, Texas 77046

(Address of principal executive office)

(866) 913-2122

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 5, 2012, Boardwalk Pipeline Partners, LP (the “Partnership”), a Delaware limited partnership, and Boardwalk Pipelines, LP (“Boardwalk Pipelines”), a wholly-owned subsidiary of the Partnership, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters set forth in Schedule 1 to the Underwriting Agreement, (the “Underwriters”) with respect to the issue and sale by Boardwalk Pipelines of $300.0 million in aggregate principal amount of its 3.375% Senior Notes due 2023 (the “Notes”), in an underwritten public offering (the “Debt Offering”). The Notes will be fully and unconditionally guaranteed on a senior unsecured basis by the Partnership (the “Guarantees” and together with the Notes, the “Securities.”) The Securities sold in the Debt Offering were registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-166373). A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated by reference herein.

The Notes were issued pursuant to an indenture, dated as of August 21, 2009 (the “Base Indenture”), between Boardwalk Pipelines, as issuer, the Partnership, as guarantor, and The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”), as amended and supplemented by the Second Supplemental Indenture thereto dated November 8, 2012, (the “Second Supplemental Indenture” and together with the Base Indenture, the “Indenture”) between Boardwalk Pipelines, the Partnership and the Trustee. A copy of the Second Supplemental Indenture is filed herewith as Exhibit 4.1 to this report and is incorporated by reference herein.

Closing of the Debt Offering occurred on November 8, 2012. Boardwalk Pipelines used the net proceeds from this offering to repay all indebtedness outstanding under its Subordinated Loan Agreement with Boardwalk Pipelines Holding Corp., a wholly-owned subsidiary of Loews Corporation, and to reduce borrowings outstanding under its revolving credit facility.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above, on November 8, 2012, Boardwalk Pipelines completed its offering of $300.0 million in aggregate principal amount of the Notes, which are fully and unconditionally guaranteed on a senior unsecured basis by the Partnership. The Notes were registered under the Act as described in Item 1.01 above.

Interest on the Notes will be payable in arrears on February 1 and August 1 of each year they are outstanding, beginning on August 1, 2013. Boardwalk Pipelines may redeem the Notes, in whole or in part, at any time prior to November 1, 2022 at a redemption price equal to the greater of 100% of the principal amount of the Notes to be redeemed or the “make whole” redemption price, plus accrued and unpaid interest, if any, to the date of redemption. Boardwalk Pipelines may redeem the Notes, in whole or in part, at any time and from time to time on or after November 1, 2022 at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date.

The Indenture contains covenants that will limit the ability of Boardwalk Pipelines, and its subsidiaries to, among other things, create liens, enter into sale-leaseback transactions, sell assets or merge with other entities. The Indenture does not restrict Boardwalk Pipelines or its subsidiaries from incurring additional indebtedness, paying distributions on its equity interests or purchasing or redeeming their equity interests, nor does it require the maintenance of any financial ratios or specified levels of net worth or liquidity. In addition, the Indenture does not contain any provisions that would require Boardwalk Pipelines to repurchase or redeem or otherwise modify the terms of the Notes upon a change in control or other events involving Boardwalk Pipelines. Events of default under the Indenture include (i) a default in the payment of principal of the Notes or, following a period of 30 days, of interest, (ii) a breach of Boardwalk Pipelines’ covenants or warranties under the Indenture or the Partnership’s under its guarantee, (iii) certain events of bankruptcy, insolvency or liquidation involving Boardwalk Pipelines, the Partnership or any Significant Subsidiary and (iv) any payment default or acceleration of indebtedness of Boardwalk Pipelines, the Partnership or any subsidiary of Boardwalk Pipelines if the total amount of such indebtedness unpaid or accelerated exceeds $50.0 million.

The descriptions set forth above in Item 1.01 and this Item 2.03 are qualified in their entirety by the Underwriting Agreement, the Base Indenture and the Second Supplemental Indenture (including the form of Note attached thereto). A copy of the Base Indenture was attached as Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed on August 21, 2009 and is incorporated herein by reference. Copies of the Underwriting Agreement and the Second Supplemental Indenture (including the form of Note attached thereto) are filed as exhibits to this report and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement dated as of November 5, 2012, among Barclays Capital Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters set forth in Schedule I thereto, and Boardwalk Pipeline Partners, LP and Boardwalk Pipelines, LP.

4.1	Second Supplemental Indenture dated November 8, 2012, by and among Boardwalk Pipelines, LP, as issuer, Boardwalk Pipeline Partners, LP, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Senior Notes.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP

By:	BOARDWALK GP, LP,
its general partner

	By:	BOARDWALK GP, LLC,
its general partner

		By:	/s/ Jamie L. Buskill
Jamie L. Buskill
Senior Vice President, Chief Financial and Administrative Officer

Dated: November 8, 2012

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of November 5, 2012, among Barclays Capital Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters set forth in Schedule I thereto, and Boardwalk Pipeline Partners, LP and Boardwalk Pipelines, LP.

4.1	Second Supplemental Indenture dated November 8, 2012, by and among Boardwalk Pipelines, LP, as issuer, Boardwalk Pipeline Partners, LP, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Senior Notes.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1)